Supplement to
the Spartan® Municipal Funds
February 28, 2002
Prospectus

The following information replaces the biographical information for Christine Thompson and George Fischer found in the "Fund Management" section on page 23.

Christine Thompson is vice president and manager of Spartan Short-Intermediate Municipal Income, Spartan Intermediate Municipal Income, and Spartan Municipal Income, which she has managed since July 2000, July 2000, and June 2002, respectively. She also manages other Fidelity funds. Since joining Fidelity in 1985, Ms. Thompson has worked as a senior research analyst and manager.

LIM/HIY-02-01 June 6, 2002
1.482103.108